UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 23, 2026

Date of Report (Date of earliest event reported)

CalciMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Coast Boulevard South, Suite 307 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 952-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001, par value per share	CALC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

First Amendment to Loan and Security Agreement

On June 23, 2026 (the “Effective Date”), CalciMedica, Inc. (the “Company”) entered into the First Amendment to Loan Documents (the “Loan First Amendment”) to amend that certain Loan and Security Agreement and that certain Supplement to the Loan and Security Agreement each dated as of February 28, 2025 (together, the “Loan Agreement”) with Avenue Venture Opportunities Fund II, L.P. (the “Lender”) and Avenue Capital Management II, L.P., as administrative agent and collateral agent. The aggregate principal amount outstanding under the Loan First Amendment is $10,000,000.

Pursuant to the Loan First Amendment, the Lender agreed to (i) extend the interest-only period from September 30, 2026 (with amortization payments commencing on October 1, 2026) to September 30, 2027 (with amortization payments commencing on October 1, 2027), and (ii) extend the maturity date from September 1, 2028 to September 1, 2029. Pursuant to the Loan First Amendment, the Company agreed to increase the final payment fee that is payable to Lender on the earlier of (i) the Maturity Date or (ii) the date that the Company prepays all of the outstanding principal in full, by $200,000.

Pursuant to the Loan First Amendment, the Lender’s existing right to convert $1,000,000 of the principal amount under the Loan Agreement into the Company’s common stock was replaced with the Lender’s right, in its discretion, but not the obligation, to convert an aggregate amount of up to $3,000,000 of the principal amount under the Loan Agreement (the “Conversion Option”) into shares of the Company’s common stock, at a price equal to the Stock Purchase Price (as defined below), or in lieu of Common Stock, pre-funded warrants to purchase shares of Common Stock (“Pre-Funded Warrants”), at a price per underlying share equal to the Stock Purchase Price minus $0.0001, (the applicable price, the “Conversion Price” and such securities, the “Conversion Securities”).

Pursuant to the Loan First Amendment, the Company was granted an option (“Put Option”), not to be exercised more than once in any calendar month, to require the Lender to convert the principal amount under the Loan Agreement at the applicable Conversion Price in an amount not to exceed twenty percent (20%) of the average daily trading volume of the Company’s common stock for the previous fifteen (15) consecutive trading days immediately prior to and including the effective date of such conversion (the “Conversion Date”) if the volume-weighted average price of the Company’s common stock for fifteen (15) consecutive trading days immediately preceding the Conversion Date is at least fifty percent (50%) greater than the Conversion Price.

Each of the Conversion Option and the Put Option may not be exercised for shares of common stock if such conversion would result in the Lender together with its attribution parties exceeding a beneficial ownership limitation set by each holder, and such conversion will be exercised for Pre-Funded Warrants.

The Pre-Funded Warrants will have an exercise price of $0.0001 per share, are exercisable immediately upon issuance and remain exercisable until exercised in full.

Warrants

First Amendment to Warrant

As previously disclosed, on February 28, 2025, the Company issued to the Lender a warrant to purchase 641,163 shares of common stock of the Company (the “Warrant”) at an exercise price per share equal to $2.32 (the “Original Stock Purchase Price”).

On June 23, 2026, the Company entered into the First Amendment to Warrant to Purchase Shares of Stock (the “Warrant First Amendment”) to amend the Warrant.

Pursuant to the Warrant First Amendment, the Company amended the Warrant (the “Amended Warrant”) to (i) decrease the Original Stock Purchase Price to $1.00, subject to customary adjustments (the “Stock Purchase Price”) and (ii) include a beneficial ownership limitation pursuant to which the Amended Warrant may not be exercised if the aggregate number of shares of common stock beneficially owned by the Lender immediately following such exercise would exceed a specified beneficial ownership limitation, not to exceed 19.99%.

First Amendment Warrant

In connection with the Loan First Amendment, the Company issued to the Lender a warrant to purchase 1,000,000 shares of common stock of the Company (the “First Amendment Warrant”) at an exercise price per share equal to $1.00 (the “Stock Purchase Price”). The First Amendment Warrant, which is exercisable until June 23, 2031 (the “Expiration Date”), was offered and sold by the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, upon a change of control, the Lender would be entitled to receive the shares of common stock underlying the First Amendment Warrant without payment of the exercise price.

The Lender may exercise the First Amendment Warrant at any time, or from time to time up to and including the Expiration Date, by making a cash payment equal to the exercise price multiplied by the quantity of shares. The Lender may also exercise the First Amendment Warrant on a cashless or “net issuance” basis by receiving a net number of shares calculated pursuant to the formula set forth in the First Amendment Warrant. The First Amendment Warrant is subject to anti-dilution adjustments for stock dividends, stock splits, and reverse stock splits. The First Amendment Warrant may not be exercised if the aggregate number of shares of common stock beneficially owned by the Lender immediately following such exercise would exceed a specified beneficial ownership limitation, not to exceed 19.99%.

The other material terms of the Loan Agreement and the Warrant remain effective as described in the Company’s Current Report on Form 8-K filed on March 5, 2025. The foregoing descriptions of the Loan First Amendment, the Warrant First Amendment and the First Amendment Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan First Amendment, the form of Pre-Funded Warrant, the Warrant First Amendment and the First Amendment Warrant, copies of which are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Conversion Option, the Conversion Securities, the First Amendment Warrant and the shares of the Company’s common stock underlying the First Amendment Warrant have not been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

4.2	First Amendment to Warrant to Purchase Shares of Stock dated June 23, 2026, by and between CalciMedica, Inc. and Avenue Venture Opportunities Fund II, L.P.

4.3	First Amendment Warrant to Purchase Shares of Stock of CalciMedica, Inc. dated June 23, 2026, by and between CalciMedica, Inc., Avenue Venture Opportunities Fund II, L.P. and Avenue Capital Management II, L.P.

10.1	First Amendment to Loan Documents dated June 23, 2026, by and between CalciMedica, Inc., Avenue Venture Opportunities Fund II, L.P. and Avenue Capital Management II, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CalciMedica, Inc.

Date: June 24, 2026	By:	/s/ A. Rachel Leheny, Ph.D.
	Name:	A. Rachel Leheny, Ph.D.
	Title:	Chief Executive Officer